EXHIBIT (h)(5)(b)

Schedule A
As of March 1, 2008

	Contractual	Effective	Termination
Trust, Series and Class	Expense Cap	Date	Date

Eaton Vance Growth Trust

Atlanta Capital SMID-Cap Fund Class A	1.20%	10/16/2006	1/31/2009

Atlanta Capital SMID-Cap Fund Class I	0.95%	10/16/2006	1/31/2009

Atlanta Capital Large-Cap Growth Fund Class A	0.35% (cap on	2/1/2008	1/31/2009
	other expenses)

Atlanta Capital Large-Cap Growth Fund Class I	0.35% (cap on	2/1/2008	1/31/2009
	other expenses)

Eaton Vance Mutual Funds Trust

Emerging Markets Local Income Fund Class A	1.25%	3/1/2007	2/28/2009

Equity Research Fund Class A	1.40%	3/1/2007	2/28/2009

Equity Research Fund Class I	1.15%	3/1/2007	2/28/2009

International Equity Fund Class A	1.50%	3/1/2007	2/28/2009

International Equity Fund Class C	2.25%	3/1/2007	2/28/2009

International Equity Fund Class I	1.25%	3/1/2007	2/28/2009

International Income Fund Class A	1.10%	3/1/2007	2/28/2009

Structured Emerging Markets Fund Class A	1.50%	3/1/2007	2/28/2009

Structured Emerging Markets Fund Class B	2.25%	3/1/2007	2/28/2009

Structured Emerging Markets Fund Class C	1.25%	3/1/2007	2/28/2009

Low Duration Fund Class A	1.00%	3/1/2007	4/30/2010

Low Duration Fund Class B	1.75%	3/1/2007	4/30/2010

Low Duration Fund Class C	1.60%	3/1/2007	4/30/2010

Tax-Managed Mid-Cap Core Fund Class A	1.60%	4/23/2007	4/30/2010

Tax-Managed Mid-Cap Core Fund Class B	2.35%	4/23/2007	4/30/2010

Tax-Managed Mid-Cap Core Fund Class C	2.35%	4/23/2007	4/30/2010

Tax-Managed Small-Cap Value Fund Class A	1.65%	4/23/2007	4/30/2010

Tax-Managed Small-Cap Value Fund Class B	2.40%	4/23/2007	4/30/2010

Tax-Managed Small-Cap Value Fund Class C	2.40%	4/23/2007	4/30/2010

Eaton Vance Special Investment Trust

Investment Grade Income Fund Class I	0.70%	10/15/2007	4/30/2008

Large-Cap Growth Fund Class A	1.40%	5/1/2007	5/1/2008

Large-Cap Growth Fund Class B	2.15%	5/1/2007	5/1/2008

Large-Cap Growth Fund Class C	2.15%	5/1/2007	5/1/2008

Real Estate Fund Class I	1.15%	5/1/2007	4/30/2008

Enhanced Equity Option Income Fund Class A	1.50%	2/29/08	3/31/2009

Enhanced Equity Option Income Fund Class C	2.25%	2/29/08	3/31/2009

Enhanced Equity Option Income Fund Class I	1.25%	2/29/08	3/31/2009

Risk-Managed Equity Option Income Fund Class A	1.50%	2/29/08	3/31/2009

Risk-Managed Equity Option Income Fund Class C	2.25%	2/29/08	3/31/2009

Risk-Managed Equity Option Income Fund Class I	1.25%	2/29/08	3/31/2009

Small-Cap Growth Fund Class A	1.80%	4/23/2007	4/30/2010

Small-Cap Growth Fund Class B	2.55%	4/23/2007	4/30/2010

Small-Cap Growth Fund Class C	2.55%	4/23/2007	4/30/2010

Small-Cap Value Fund Class A	1.65%	4/23/2007	4/30/2010

Small-Cap Value Fund Class B	2.40%	4/23/2007	4/30/2010

Small-Cap Value Fund Class C	2.40%	4/23/2007	4/30/2010